CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 10.2

SECOND AMENDMENT TO agreement and plan of merger

This Second Amendment to Agreement and Plan of Merger (this “Second Amendment”), is entered into as of September 27, 2018 (the “Second Amendment Effective Date”), by and among AbbVie S.à.r.l., a corporation organized under the laws of Luxembourg (“Buyer”), Synlogic IBDCo, Inc., a Delaware corporation (the “Company”) and Synlogic Operating Company, Inc., a Delaware corporation formerly known as, and as successor to, Synlogic, LLC (the “Parent”).

RECITALS

WHEREAS, Buyer, Company, Parent, Suffolk Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Synlogic, Inc., a wholly-owned subsidiary of the Parent (“Synlogic”), and certain individuals (the “Founders”) (each of the Founders, Buyer, Merger Sub, Company, Parent and Synlogic are sometimes referred to herein individually as a “Party,” and collectively as the “Parties”), entered into an Agreement and Plan of Merger, dated as of July 16, 2015 (as amended, the “Merger Agreement”);

Whereas, Buyer, Parent and the Company first amended the Merger Agreement pursuant to that certain Second Amendment to Agreement and Plan of Merger dated as of December 15, 2015;

Whereas, pursuant to Section 12.6(c) of the Merger Agreement, the Merger Agreement may be amended by Buyer, Parent and the Company; and

WHEREAS, the Parties desire to amend the Research Plan and, in connection therewith, to modify certain provisions of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions contained in this Second Amendment, the Parties agree as follows:

1.	Amendment to Research Plan. The Research Plan shall be updated by adding the “[***]” attached hereto as Schedule 1 to the end of Phase B activities of the Research Plan.

2.	Amendments to ARTICLE I

a.	The definition of “[***]” set forth in Section 1.167 of the Merger Agreement is hereby deleted in its entirety and replaced with the following new definition:

“Section 1.167.[***]

b.	ARTICLE I of the Merger Agreement is further amended by adding the following new defined terms to ARTICLE I of the Merger Agreement in the appropriate

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

numerical location, as follows:

“Section 1.111A.[***]

“Section 1.163A.“Phase B Extension” is that certain “[***]” that was added to Phase B of the Research Plan by the Second Amendment.”

“Section 1.184A.“Second Amendment” means that certain Second Amendment to Agreement and Plan dated as of the Second Amendment Effective Date (as defined therein) by and among Buyer, Parent and the Company.”

“Section 1.184B.[***]

3.	Amendment to Section 9.2. Section 9.2 of the Merger Agreement is hereby amended by deleting subsection (c) thereof in its entirety, and inserting in lieu thereof the following new subsection (c):

“(c)(i)Within [***] of the execution and delivery of the Second Amendment, Buyer shall make a payment of Two Million Dollars ($2,000,000) (the “[***] Milestone Payment”) to the Company; and

(ii) Within [***] of [***], Buyer shall make a payment of [***] Dollars ($[***]) (the “[***] Milestone Payment” and, together with the [***] Milestone Payment, the “[***] Milestone Payment”) to the Company.”

4.	Capitalized Terms. Any capitalized term used but not defined in this Second Amendment shall have the meaning ascribed to it in the Merger Agreement.

5.

Jurisdiction.  This Second Amendment was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Second Amendment. This Second Amendment and all disputes arising out of or related to this Second Amendment or any breach hereof shall be governed by and construed under the laws of the State of Delaware, USA, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

6.

Certain Conflicts.  Where there is any conflict between the terms of this Second Amendment and the terms of the Merger Agreement or any other agreement between the Parties (or their respective Affiliates), the terms of this Second Amendment shall prevail.

7.	Effect of Amendment. Except as expressly set forth in this Second Amendment, all other terms of the Merger Agreement shall apply and remain in full force and effect.

8.

Counterparts.  This Second Amendment may be executed in one (1) or more counterparts, by original, facsimile or PDF signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Second Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

original graphic and pictorial appearance of this Agreement s/hall have the same effect as physical delivery of the paper document bearing original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Second Amendment by their duly authorized officers as of the Second Amendment Effective Date.

AbbVie S.à.r.l.	Synlogic Operating Company, Inc.
By: /s/ Sophie Morlet_________________ Name: Sophie Morlet Title: Day-to-Day Manager	By: /s/ Aoife Brennan________________ Name: Aoife Brennan Title: CEO

Synlogic IBDCo, Inc.
By: /s/ Aoife Brennan________________ Name: Aoife Brennan Title: CEO

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.